                                        Seeking new opportunities for

                                        investors in a more competitive

                                        utilities environment.







-----------------------------------------------
COLONIAL UTILITIES FUND       SEMIANNUAL REPORT
-----------------------------------------------

  MAY 31, 1999


                                             Picture of woman holding
                                             baby in window of home





                                             ---------------------------
                                             Not FDIC |May Loss Value
                                             Insured  |-----------------
                                                       No Bank Guaratee
                                             ---------------------------

--------------------------------------------------------------------------------
                            COLONIAL UTILITIES FUND
--------------------------------------------------------------------------------

    Table of Contents

    1      Highlights
    2      Portfolio Managers' Report
    4      Performance
    5      Portfolio of Investments
    6      Financial Statements
    8      Notes to Financial Statements
    10     Financial Highlights


[Photo of           PRESIDENT'S MESSAGE
 Stephen E. Gibson]

                    Dear Shareholder:

                    The six-month period ended May 31, 1999, was characterized by improving conditions in economies around the world. As the period began, concerns about a possible global recession and its potential impact on U.S. corporate profitability created significant uncertainty. Early in the year, however, a stream of favorable economic news, rising commodity prices and improving overseas markets encouraged investors. These conditions led to rising stock markets around the world, with several achieving record levels along the way.

At the beginning of the period, a small number of large-cap growth stocks led the U.S. market's advance. Later, however, investors began to favor cyclical stocks, such as energy and basic materials. As these stocks rallied, defensive market sectors -- such as utilities -- weakened, generating disappointing returns.

Although the investment environment for utility stocks was mixed, your portfolio managers' emphasis on high-quality, fundamentally strong utility stocks with attractive growth prospects generated solid total returns. As it has over the past ten years, Colonial Utilities Fund once again outperformed many of its peers, as well as the Standard & Poor's Utility Index.(1)

The following report will provide you with more specific information about your Fund's performance and the strategies employed during the period. As always, we thank you for choosing Colonial Utilities Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
July 12, 1999



(1)Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives to the Fund. The total return for the Lipper Utility Funds category was 11.66% for the six months ended May 31, 1999. The Fund's Class A shares were ranked in the second quartile (45 out of 101 funds) for the six-month period, in the second quartile (26 out of 100 funds) for the one-year period, in the first quartile (8 out of 58 funds) for the five-year period, and in the second quartile (5 out of 12 funds) for the ten-year period. Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue or come to pass.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

SIX-MONTH TOTAL RETURNS FOR THE PERIOD ENDED 5/31/99(1)

                                              POP or
                                     NAV     w/CDSC
                                     ---     ------
Class A                            11.62%     6.32%
---------------------------------------------------
Class B                            11.22%     6.22%
---------------------------------------------------
Class C                            11.22%    10.22%
---------------------------------------------------
Class Z                            11.71%      N/A
---------------------------------------------------

NET ASSET VALUE PER SHARE 11/30/98 AND 5/31/99

                                   11/30/98  5/31/99
                                   --------  -------
Class A                            $21.13    $22.74
---------------------------------------------------
Class B                            $21.13    $22.71
---------------------------------------------------
Class C                            $21.13    $22.71
---------------------------------------------------
Class Z                              N/A     $22.75
---------------------------------------------------

SIX-MONTH DECLARATIONS AS OF 5/31/99

Class A                                      $0.798
---------------------------------------------------
Class B                                      $0.749
---------------------------------------------------
Class C                                      $0.749
---------------------------------------------------
Class Z                                      $0.072
---------------------------------------------------


SEC YIELDS ON 5/31/99(2)

Class A                                      1.65%
---------------------------------------------------
Class B                                      0.98%
---------------------------------------------------
Class C                                      0.98%
---------------------------------------------------
Class Z                                      1.98%
---------------------------------------------------


(1) Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum applicable contingent deferred sales charges for six months of 5% for Class B shares and 1% for Class C shares. Please refer to page 3 for an explanation of how performance is calculated for the period prior to the inception of Class Z shares.

(2) SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share.


*    INVESTOR SENTIMENT SHIFTED MARKET LEADERSHIP.

     During the second half of the period, investors began shifting assets into economically-sensitive cyclical stocks in response to stronger-than-expected economic growth in the U.S. and signs of improving global economic conditions. This shift helped natural gas stocks, following a rise in oil prices, but hurt electric stocks, as investors moved away from defensive sectors.

*    STRONG GAINS IN TELEPHONE STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE.

     Telecommunication stocks benefited from improving economies worldwide, and an anticipated increase in demand for voice and data communications. Telephone stocks also gained momentum from increased merger and acquisition activity.

*    UTILITY DEREGULATION PRESENTED OPPORTUNITIES.

     As companies continued to restructure their operations to better compete in a deregulated marketplace, the Fund benefited from the resolution of proposed regulatory changes in several states.

*    FUND OUTPERFORMS INDEX.

     Despite significant changes in many of the utility sectors, the Fund's overweighting in telecommunications and its natural gas positions helped the Fund's Class A shares return of 11.62% to outperform the S&P Utility Index and many of its peers.

                      COLONIAL UTILITIES FUND OUTPERFORMED
                               S&P UTILITY INDEX

                                  [BAR CHART]

Colonial Utilities Fund           11.62%
S&P Utility Index                  7.76%
Lipper Utility Fund Avg.          11.66%

               11/30/98 - 5/31/99


The Standard & Poor's Utility Index is an unmanaged index that tracks the performance of domestic equity utility stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is impossible to invest directly in an index.

SEMIANNUAL REPORT: COLONIAL UTILITIES FUND

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

SECTOR BREAKDOWNS 11/30/98 VS. 5/31/99

                         11/30/98        5/31/99
                         --------        -------
Telecommunications       40.9%            41.9%
Electric Services        43.4%            38.5%
Gas Services              9.2%            13.7%
Non-utility stocks        4.5%             4.7%
Cash and other            2.0%             1.2%

TOP FIVE COUNTRY ALLOCATIONS AS OF 5/31/99


United States               85.41%
Switzerland                  3.26%
Italy                        2.82%
Spain                        2.35%
Mexico                       2.09%

Sector and country breakdowns are calculated as a percentage of total net assets.Because the Fund is actively managed, there can be no guarantee the Fund will continue to invest in these countries or maintain these sector weightings in the future.

BOUGHT
--------------------------------------------------------------------------------
TELENORTE LESTE (TNE)

TeleNorte Leste (0.35% of net assets) represents an opportunistic purchase in Brazil's recently privatized telephone industry. TNE's price rose significantly in response to its competitive strength providing telecommunications services in Rio de Janeiro, Brazil's second largest service area.

--------------------------------------------------------------------------------
FUND OUTPERFORMED THE UTILITY STOCK UNIVERSE

Colonial Utilities Fund generated attractive total returns despite a challenging environment. For the six-month period ended May 31, 1999, the Fund's Class A shares, based on net asset value, returned 11.62% while the S&P Utility Index returned 7.76%.

TELECOMMUNICATIONS STOCKS ADVANCED STRONGLY

Utility stock prices were depressed for much of the period as investors sought stocks they expected would benefit from accelerating economic growth, both here and abroad. An example of this trend was telephone stocks, which advanced strongly over the past six months in response to their perceived growth potential. Stocks of companies that have broadened their product lines to provide voice, data and Internet capacity are expected to benefit from revitalized domestic and international economies. Many telephone companies have chosen partnerships and mergers as the fastest way to expand their services and better compete for market share.

FUND'S OVERWEIGHTING IN TELEPHONE STOCKS DROVE PERFORMANCE

Although the portfolio remained diversified among the utility market's sub-sectors -- electricity, natural gas and telephone -- we were overweighted in telephone stocks, which represented approximately 42% of the Fund's net assets at the end of the period. This strategy rewarded shareholders when telephone stocks outperformed electric and gas stocks. As we built up our telecommunications holdings, we looked for established, well-managed companies with strong cash flows that could benefit from increasing demand for data communication and networking, Internet and cellular services. Many of the Fund's telephone investments enjoyed strong price gains.

DEREGULATION PRESENTED OPPORTUNITIES IN ELECTRIC STOCKS

The electric utility industry continued to make progress towards a competitive marketplace. Many companies have restructured or repositioned themselves to meet the challenges presented by a deregulated environment. Although electric stocks generally underperformed other utility market sectors during the period, the portfolio benefited from several holdings in states that resolved regulatory issues. For example, stock prices of Texas Utilities and Reliant Energy (3.13% and 2.06% of net assets, respectively) were weak as the Texas Legislature debated alternative deregulation plans. Late in the period, they agreed on a program that will reallocate market share, maintain prices and protect utilities' distribution rights. In response, both stocks rallied. We also added an investment in Public Service of New Mexico (0.73% of net assets). Although the stock had suffered from an oppressive regulatory environment, it met our investment criteria by offering high-quality management, strong service territory growth and an attractive dividend yield. The stock's price rose after several favorable regulatory rulings were handed down.

OUTLOOK IS POSITIVE DESPITE INDUSTRY CHANGES

We expect changes in the traditional utility sectors will provide investors with opportunities and pitfalls. As these industries evolve from a regulated, monopolistic orientation toward a competitive, value-added service orientation, we expect to actively seek out fundamentally strong companies with good management service territories, growth and above-average earnings potential. We believe the Fund's long-term performance track record speaks strongly to our conservative emphasis on high-quality utility stocks that have provided capital appreciation potential and current income.


/s/ Ophelia Barsketis                         /s/ Deborah Jansen

OPHELIA BARSKETIS and DEBORAH JANSEN are co-managers of Colonial Utilities Fund and are senior vice presidents of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated.


--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/99

Share Class          A                  B                   C              Z
Inception        3/4/92(1)           5/5/92              8/1/97         1/29/99
--------------------------------------------------------------------------------
               NAV       POP       NAV     w/CDSC      NAV     w/CDSC      NAV
--------------------------------------------------------------------------------
1 year        20.91%   15.17%     20.01%   15.01%     20.01%    19.01%   21.00%
--------------------------------------------------------------------------------
5 years       18.68     17.54     17.81    17.60      18.36     18.36    18.70
--------------------------------------------------------------------------------
10 years      13.57     13.01     12.97    12.97      13.41     13.41    13.57
--------------------------------------------------------------------------------

(1)Change in investment policies.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum sales charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and C shares would have been lower.


TOP 10 HOLDINGS AS OF 5/31/99

Williams Cos., Inc.         6.26%
---------------------------------
Ameritech Corp.             3.87%
---------------------------------
BellSouth Corp.             3.84%
---------------------------------
MCI WorldCom, Inc.          3.76%
---------------------------------
GTE Corp.                   3.49%
---------------------------------
Bell Atlantic Corp.         3.41%
---------------------------------
FPL Group, Inc.             3.40%
---------------------------------
SBC Communications          3.34%
---------------------------------
Swisscom AG                 3.26%
---------------------------------
Texas Utilities Co.         3.13%
---------------------------------

Holdings are calculated as a percentage of total net assets.Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.



HELD
--------------------------------------------------------------------------------
FRONTIER CORP.
MCI WORLDCOM, INC.

Frontier Corp.'s (2.52% of net assets) price has increased in response to its announced acquisition by Global Crossing, a Bermuda-based alternative access provider. MCI WorldCom, Inc. (3.76% of net assets) benefited from a 1998 merger that produced a large global company with excellent growth potential, particularly in South America and Europe where telecommunications monopolies are being dissolved and privatized.

-----------------------------------
INVESTMENT PORTFOLIO
-----------------------------------

May 31, 1999 (Unaudited, In Thousands)

COLONIAL UTILITIES FUND
--------------------------------------------------------------------------------
COMMON STOCKS AND
 CONVERTIBLES (94.7%)                      COUNTRY  SHARES      VALUE
--------------------------------------------------------------------------------
MANUFACTURING (1.5%)
COMMUNICATIONS EQUIPMENT
Lucent Technologies, Inc.                            300       $  17,063
                                                               ---------
MINING & ENERGY (2.6%)
OIL & GAS FIELD SERVICES
Enron Corp.                                          418          29,803
                                                               ---------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES (90.6%)
ELECTRIC, GAS & SANITARY SERVICES (0.6%)
Sempra Energy                                        300           6,450
                                                               ---------
ELECTRIC SERVICES (34.4%)
AES Corp. (a)                                        600          29,850
American Electric Power Co., Inc.                    125           5,422
Boston Edison Co.                                    100           4,400
Citizens Utilities Co.,
  5% Convertible Preferred                           100           4,400
DPL, Inc.                                          1,600          28,900
DTE Energy Co.                                       400          17,425
Duke Power Co.                                       260          15,681
Eastern Utilities Associates                         125           3,606
Edison International                               1,000          27,500
Entergy Corp.                                        350          11,353
FirstEnergy Corp.                                    550          17,496
FPL Group, Inc.                                      672          39,096
GPU, Inc.                                            700          30,494
Interstate Energy Corp.                              285           8,603
Kansas City Power & Light Co.                        400          11,125
Peco Energy Co.                                      513          25,105
Pinnacle West Capital Corp.                          235           9,841
Public Service Co. of New Mexico                     406           8,425
Public Service Enterprise Group, Inc.                100           4,194
Reliant Energy, Inc.                                 774          23,607
Sierra Pacific Resources                             275          10,003
Southern Co.                                         300           8,513
Texas Utilities Co.                                  800          36,000
Unicom Corp.                                         200           8,463
Utilicorp United, Inc.                               225           5,611
                                                               ---------
                                                                 395,113
                                                               ---------

GAS SERVICES (13.7%)
Coastal Corp.                                        900       $  34,706
Enron Corp., 8.000% MIPS                             400          10,025
KN Energy, Inc., 8.250% PEPS                         225           8,044
MCN Energy Group Inc., 8.750%
  PRIDES                                             860          17,200
MDU Resources Group, Inc.                            263           6,005
Williams Cos., Inc.                                1,389          71,942
Williams Cos., Inc., $3.50 Convertible
  Preferred                                           37           9,002
                                                               ---------
                                                                 156,924
                                                               ---------
TELECOMMUNICATIONS (41.9%)
AT&T Corp.                                           345          19,148
Ameritech Corp.                                      676          44,502
Bell Atlantic Corp.                                  716          39,212
BellSouth Corp.                                      934          44,059
Cincinnati Bell, Inc.                                450          10,884
Frontier Corp.                                       550          28,944
GTE Corp.                                            636          40,076
MCI WorldCom, Inc. (a)                               500          43,187
SBC Communications, Inc.,
  Class A                                            750          38,344
Sonera Group Oyj                            Fi     1,200          23,292
Swisscom AG                                 Sz       104          37,463
Tele Norte Leste
  Participacoes SA ADR                      Bz       245           4,012
Telecom Corp. of
  New Zealand                               NZ       150           5,194
Telecom Italia SPA ADR                      It       315          32,384
Telefonica de Espana ADR                    Sp       187          27,014
Telefonos de Mexico SA                      Mx       300          23,981
US West Communications
  Group                                              363          19,614
                                                               ---------
                                                                 481,310
                                                               ---------
TOTAL COMMON STOCKS & CONVERTIBLES
    (cost of $664,512)                                         1,086,663
                                                               ---------
PREFERRED STOCKS (3.3%)
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES (3.3%)
ELECTRIC SERVICES
Entergy Arkansas, Inc.:
        7.800%                                        10           1,021
        7.880%                                         9             906
Entergy Gulf States Utilities:
        7.560%                                        18           1,773
        8.000%                                        30             750

-----------------------------------
INVESTMENT PORTFOLIO
-----------------------------------

May 31, 1999 (Unaudited, In Thousands)

COLONIAL UTILITIES FUND
--------------------------------------------------------------------------------

                                               COUNTRY     SHARES        VALUE
--------------------------------------------------------------------------------
Jersey Central Power &
  Light Co., 7.880%, Series E                                15       $   1,560
NiSource, Inc., 7.750%                                      120           6,143
Northern Indiana Public
  Service Co., 7.440%                                         9             903
Ohio Edison Co., 7.750%                                     240           6,090
Pennsylvania Power Co., 7.750%                               15           1,551
TU Electric Capital, TOPRS,
  8.250%                                                    680          17,765
                                                                     ----------
                                                                         38,462
                                                                     ----------
TOTAL PREFERRED STOCKS
  (cost of $54,132)                                                      38,462
                                                                     ----------

ADJUSTABLE RATE PREFERRED STOCKS (0.8%)
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES (0.8%)
ELECTRIC SERVICES
Cleveland Electric Illuminating
  Co., Series L                                              65           6,573
Entergy Gulf States Utilities,
  Series A                                                   15           1,575
Toledo Edison Co., Series A,                                 40           1,000
                                                                     ----------
                                                                          9,148
                                                                     ----------
TOTAL ADJUSTABLE RATE PREFERRED STOCKS
  (cost of $8,556)                                                        9,148
                                                                     ----------
TOTAL INVESTMENTS (98.8%)
  (cost of $727,200)(b)                                               1,134,273
                                                                     ----------

SHORT-TERM OBLIGATIONS (1.0%)                     PAR
--------------------------------------------------------------------------------
Repurchase agreement with ABN
  AMRO Chicago Corp., dated
  05/28/99, due 06/01/99 at 4.800%,
  collateralized by U.S. Treasury
  bonds & notes with various
  maturities to 2027, market value
  $11,575 (repurchase proceeds
  $11,377)                                              $11,371          11,371
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET (0.2%)                                  2,832
                                                                     ==========
NET ASSETS (100%)                                                    $1,148,476
                                                                     ==========

SUMMARY OF SECURITIES BY
COUNTRY                                COUNTRY              VALUE      % TOTAL
--------------------------------------------------------------------------------
United States                                           $  980,933       86.4
Switzerland                              Sz                 37,463        3.3
Italy                                    It                 32,384        2.8
Spain                                    Sp                 27,014        2.3
Mexico                                   Mx                 23,981        2.2
Finland                                  Fi                 23,292        2.1
New Zealand                              NZ                  5,194        0.5
Brazil                                   Bz                  4,012        0.4
                                                        ----------      -----
                                                        $1,134,273      100.0
                                                        ==========      =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


           Acronym                     Name
           -------    --------------------------------------
            ADR             American Depositary Receipt
            MIPS           Monthly Income Preferred Stock
            PEPS       Premium Equity Participating Security
           PRIDES          Preferred Redeemable Increased
                              Dividend Equity Security
           TOPRS             Trust Originated Preferred
                               Redeemable Securities


NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

                                                                               5
See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
May 31, 1999 (Unaudited)
(in thousands except for per share amounts and footnotes)

COLONIAL UTILITIES FUND
--------------------------------------------------------------------------------
ASSETS
Investments at value (cost $727,200)                             $1,134,273
Short-term obligations                                               11,371
                                                                 ----------
                                                                  1,145,644
Receivable for:
        Dividends                                 $3,320
        Fund shares sold                           1,293
        Interest                                       6
        Other                                        250              4,869
                                                  ------         ----------
          Total Assets                                            1,150,513

LIABILITIES
Payable for:
        Fund shares repurchased                    2,015
Accrued:
        Deferred Trustees fee                         22
                                                  ------
          Total Liabilities                                           2,037
                                                                 ----------

NET ASSETS                                                       $1,148,476
                                                                 ==========
Net asset value & redemption price per share
        -- Class A ($369,172/16,234)                             $    22.74(a)
                                                                 ==========
Maximum offering price per share
        -- Class A ($22.74/0.9525)                               $    23.87(b)
                                                                 ==========
Net asset value & offering price per share
        -- Class B ($775,647/34,155)                             $    22.71(a)
                                                                 ==========
Net asset value & offering price per share
        -- Class C ($3,295/145)                                  $    22.71(a)
                                                                 ==========
Net asset value & offering price per share
        -- Class Z ($362/16)                                     $    22.75
                                                                 ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                  $  706,143
Undistributed net investment income                                   1,279
Accumulated net realized gain                                        33,981
Net unrealized appreciation                                         407,073
                                                                 ----------
                                                                 $1,148,476
                                                                 ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1999 (Unaudited)
(in thousands)


COLONIAL UTILITIES FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                             $ 16,625
Interest                                                                   298
                                                                      --------
        Total investment income (net of
        nonreclaimable foreign taxes
        withheld at source which
        amounted to $50)                                                16,923

EXPENSES
Management fee                                         $3,602
Service fee -- Class A, Class B, Class C                1,402
Distribution fee -- Class B                             2,829
Distribution fee -- Class C                                11
Transfer agent                                          1,269
Bookkeeping fee                                           194
Registration fee                                           17
Custodian fee                                              26
Audit fee                                                  20
Trustees fee                                               18
Reports to shareholders                                    10
Legal fee                                                   3
Other                                                      47            9,448
                                                       ------         --------
        Net Investment Income                                            7,475
                                                                      --------

NET REALIZED & UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
        Investments                                    34,100
        Foreign currency transactions                     (11)
        Net Realized Gain                              ------           34,089
Net change in unrealized appreciation                                   78,591
                                                                      --------
        Net Gain                                                       112,680
                                                                      --------
Increase in Net Assets from Operations                                $120,155
                                                                      ========



6  See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(in thousands)


COLONIAL UTILITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      (UNAUDITED)
                                                                                                    SIX MONTHS ENDED    YEAR ENDED
                                                                                                         MAY 31,       NOVEMBER 30,
                                                                                                         1999(a)          1998
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                                                               $     7,475      $    22,348
Net realized gain                                                                                        34,089           91,358
Net unrealized appreciation                                                                              78,591           76,078
                                                                                                    -----------      -----------
        Net Increase from Operations                                                                    120,155          189,784
Distributions:
From net investment income -- Class A                                                                    (2,362)          (9,180)
In excess of net investment income -- Class A                                                                --             (228)
From net realized gains -- Class A                                                                      (10,862)            (239)
From net investment income -- Class B                                                                    (3,237)         (13,843)
In excess of net investment income -- Class B                                                                --             (344)
From net realized gains -- Class B                                                                      (22,812)            (507)
From net investment income -- Class C                                                                       (12)             (28)
In excess of net investment income -- Class C                                                                --               (1)
From net realized gains -- Class C                                                                          (82)              (1)
                                                                                                    -----------      -----------
                                                                                                         80,788          165,413
                                                                                                    -----------      -----------
Fund Share Transactions:
Receipts for shares sold -- Class A                                                                       8,638           66,629
Value of distributions reinvested -- Class A                                                             11,162            7,574
Cost of shares repurchased -- Class A                                                                   (28,078)        (104,245)
                                                                                                    -----------      -----------
                                                                                                         (8,278)         (30,042)
                                                                                                    -----------      -----------
Receipts for shares sold -- Class B                                                                      28,791           48,893
Value of distributions reinvested -- Class B                                                             22,156           12,446
Cost of shares repurchased -- Class B                                                                   (65,816)        (120,361)
                                                                                                    -----------      -----------
                                                                                                        (14,869)         (59,022)
                                                                                                    -----------      -----------
Receipts for shares sold -- Class C                                                                         880            2,231
Value of distributions reinvested -- Class C                                                                 91               28
Cost of shares repurchased -- Class C                                                                      (477)            (443)
                                                                                                    -----------      -----------
                                                                                                            494            1,816
                                                                                                    -----------      -----------
Receipts for shares sold -- Class Z                                                                         346               --
Cost of shares repurchased -- Class Z                                                                        (2)              --
                                                                                                    -----------      -----------
                                                                                                            344               --
                                                                                                    -----------      -----------
Net Decrease from Fund
        Share Transactions                                                                              (22,309)         (87,248)
                                                                                                    -----------      -----------
          Total Increase                                                                                 58,479           78,165
Net Assets
Beginning of period                                                                                   1,089,997        1,011,832
                                                                                                    -----------      -----------
End of period (net of undistributed and
        including overdistributed net investment income of $1,279 and $585, respectively)           $ 1,148,476      $ 1,089,997
                                                                                                    ===========      ===========

(a) Class Z shares were initially offered on January 29, 1999.


                                                                               7
See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS -- CONT.
--------------------------------------------------------------------------------
(in thousands)


COLONIAL UTILITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  (UNAUDITED)
                                                                                               SIX MONTHS ENDED     YEAR ENDED
                                                                                                    MAY 31,         NOVEMBER 30,
                                                                                                    1999(a)             1998
--------------------------------------------------------------------------------------------------------------------------------
NUMBER OF FUND SHARES
Sold -- Class A                                                                                       402               3,463
Issued for distributions reinvested -- Class A                                                        517                 385
Repurchased -- Class A                                                                             (1,299)             (5,374)
                                                                                                   ------              ------
                                                                                                     (380)             (1,526)
                                                                                                   ------              ------
Sold -- Class B                                                                                     1,334               2,464
Issued for distributions reinvested -- Class B                                                      1,025                 634
Repurchased -- Class B                                                                             (3,053)             (6,112)
                                                                                                   ------              ------
                                                                                                     (694)             (3,014)
                                                                                                   ------              ------
Sold -- Class C                                                                                        41                 112
Issued for distributions reinvested -- Class C                                                          4                   2
Repurchased -- Class C                                                                                (22)                (22)
                                                                                                   ------              ------
                                                                                                       23                  92
                                                                                                   ------              ------
Sold -- Class Z                                                                                        16                  --
Issued for distributions reinvested -- Class Z                                                        (b)                  --
Repurchased -- Class Z                                                                                (b)                  --
                                                                                                   ------              ------
                                                                                                       16                  --
                                                                                                   ------              ------


(a) Class Z shares were initially offered on January 29, 1999.
(b) Rounds to less than one.


8  See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1999 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS

In the opinion of management of Colonial Utilities Fund (the Fund), a series of Liberty Funds Trust IV, formerly Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES

ORGANIZATION:

The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective January 29, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

As of March 22, 1999, distributions to shareholders are recorded on the ex-date. Prior to March 22, 1999, the Fund declared and recorded distributions daily and paid monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
May 31, 1999 ( Unaudited)

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham Incorporated (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

AVERAGE NET ASSETS                                  ANNUAL FEE RATE
-------------------------------------------------------------------
First $1 billion                                         0.65%
Over $1 billion                                          0.60%

BOOKKEEPING FEE:

Colonial Management Associates, Inc. provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

AVERAGE NET ASSETS                                  ANNUAL FEE RATE
--------------------------------------------------------------------
First $50 million                                      No charge
Next $950 million                                        0.035%
Next $1 billion                                          0.025%
Next $1 billion                                          0.015%
Over $3 billion                                          0.001%

TRANSFER AGENT:

Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the six months ended May 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $24,261 on sales of the Fund's Class A shares and received contigent deferred sales charges (CDSC) of $945, $334,394 and $834 on Class A, Class B and Class C, share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the six months ended May 31, 1999, purchases and sales of investments, other than short-term obligations, were $102,881,762 and $149,577,771, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
May 31, 1999 ( Unaudited)

Unrealized appreciation (depreciation) at May 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                                    $411,853,633
Gross unrealized depreciation                                      (4,780,791)
                                                                 ------------
  Net unrealized appreciation                                    $407,072,842
                                                                 ============


OTHER:

The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political, and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign government laws or restrictions.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


COLONIAL UTILITIES FUND                                                                        1999
----------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MAY 31 (UNAUDITED)                        CLASS A       CLASS B       CLASS C      CLASS Z(a)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $21.130       $21.130       $21.130       $21.500
                                                                   -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.177         0.128         0.128         0.108
Net realized and unrealized gain                                     2.231         2.201         2.201         1.214
                                                                   -------       -------       -------       -------
    Total from Investment Operations                                 2.408         2.329         2.329         1.322
                                                                   -------       -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                          (0.141)       (0.092)       (0.092)       (0.072)
From net realized gain                                              (0.657)       (0.657)       (0.657)           --
                                                                   -------       -------       -------       -------
Total Distributions Declared to Shareholders                        (0.798)       (0.749)       (0.749)       (0.072)
                                                                   -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                     $22.740       $22.710       $22.710       $22.750
                                                                   -------       -------       -------       -------
Total return (b)(c)                                                 11.62%        11.22%        11.22%         6.18%
                                                                   =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses (d)(e)                                                      1.18%         1.93%         1.93%         0.93%
Net investment income (d)(e)                                         1.85%         1.10%         1.10%         2.10%
Portfolio turnover (c)                                                  9%            9%            9%            9%
Net assets at end of period (in millions)                          $   369       $   776       $     3       $   (f)


(a) Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e)  Annualized.
(f)  Rounds to less than one.

                                                          1998                             1997                          1996
                                              ----------------------------     -------------------------------    ------------------
YEAR ENDED NOVEMBER 30                        Class A   Class B    Class C     Class A    Class B   Class C(a)    Class A    Class B
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $18.060   $18.060    $18.060     $15.210    $15.210    $16.260      $14.370   $14.370
                                              -------   -------    -------     -------    -------    -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.516     0.365      0.365       0.599      0.481      0.166        0.612     0.502
Net realized and unrealized gain                3.111     3.111      3.111       2.852      2.852      1.794(b)     0.831     0.831
                                              -------   -------    -------     -------    -------    -------      -------   -------
    Total from Investment Operations            3.627     3.476      3.476       3.451      3.333      1.960        1.443     1.333
                                              -------   -------    -------     -------    -------    -------      -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.530)   (0.382)    (0.382)     (0.483)    (0.603)
In excess of net investment income             (0.013)   (0.010)    (0.010)         --         --         --           --        --
From net realized gain                         (0.014)   (0.014)    (0.014)         --         --         --           --        --
                                              -------   -------    -------     -------    -------    -------      -------   -------
Total Distributions Declared to Shareholders   (0.557)   (0.406)    (0.406)     (0.601)    (0.483)    (0.160)      (0.603)   (0.493)
                                              -------   -------    -------     -------    -------    -------      -------   -------
NET ASSET VALUE, END OF PERIOD                $21.130   $21.130    $21.130     $18.060    $18.060    $18.060      $15.210   $15.210
                                              =======   =======    =======     =======    =======    =======      =======   =======
Total return (c)                               20.32%    19.41%     19.41%      23.26%     22.36%     12.12%(d)    10.27%     9.45%
                                              =======   =======    =======     =======    =======    =======      =======   =======
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                    1.19%     1.94%      1.94%       1.22%      1.97%      1.97%(f)     1.20%     1.95%
Net investment income (e)                       2.63%     1.88%      1.88%       3.76%      3.01%      2.96%(f)     4.16%     3.41%
Portfolio turnover                                22%       22%        22%          7%         7%         7%           8%        8%
Net assets at end of period (in millions)     $   351   $   736    $     3     $   327    $   684    $     1      $   348   $   729

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f)  Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:


COLONIAL UTILITIES FUND
----------------------------------------------------------------------------------------------------
                                                           1995                      1994
                                                  ---------------------       ----------------------
YEAR ENDED NOVEMBER 30                            CLASS A       CLASS B       CLASS A       CLASS B
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.720       $11.720       $13.600       $13.600
                                                  -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.640         0.544         0.681         0.587
Net realized and unrealized gain (loss)             2.659         2.659        (1.896)       (1.896)
                                                  -------       -------       -------       -------
     Total from Investment Operations               3.299         3.203        (1.215)       (1.309)
                                                  -------       -------       -------       -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.649)       (0.553)       (0.665)       (0.571)
                                                  -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                    $14.370       $14.370       $11.720       $11.720
                                                  =======       =======       =======       =======
Total return (a)                                   28.90%        27.96%        (9.04)        (9.73)%
                                                  =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.21%(b)      1.96%(b)      1.23%         1.98%
Net investment income                               5.00%(b)      4.25%(b)      5.49%         4.74%
Portfolio turnover                                     7%            7%           16%           16%
Net assets at end of period (in millions)         $   400       $   821       $   373       $   744


(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

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14

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                                                                              15

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16

TRUSTEES & TRANSFER AGENT


SEMIANNUAL REPORT: COLONIAL UTILITIES FUND

--------------------------------------------------------------------------------
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Utilities Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
--------------------------------------------------------------------------------

[Logo Colonial]       Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself with both a traditional value and a more contemporary approach to equity investing.

--------------------------------------------------------------------------------

[Logo Crabbe Huson]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality, out-of-favor companies. This risk-averse strategy capitalizes on the potential of these companies to regain market popularity.

--------------------------------------------------------------------------------

[Logo Liberty]        LAMCO brings institutional money management to individual
                      investors through a disciplined multi-manager investment process that seeks to deliver consistent long-term returns.

--------------------------------------------------------------------------------

[Logo Newport]        A leader in Asian investingtrademark, Newport has an
                      unparalleled knowledge of Asian economies, business and culture.

--------------------------------------------------------------------------------

[Logo Stein Roe's]    Stein Roe's growth management style emphasizes companies
                      with the ability to create, maintain and grow earnings in different market environments.

--------------------------------------------------------------------------------
           BOSTON  *  CHICAGO  *  NEWYORK  *  PORTLAND  *  SANFRANCISCO
--------------------------------------------------------------------------------

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with approximately $61 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.


-------------------------------
COLONIAL UTILITIES FUND
-------------------------------

  L I B E R T Y                                                    -------------
  ALL-STAR * COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR  BULK RATE
                                                                   U.S. POSTAGE
  Liberty Funds Distributor, Inc. (C)1999                            PAID
  One Financial Center, Boston, MA 02111-2621, 1-800-426-3750      HOLLISTON, MA
  Visit us at www.libertyfunds.com                                 PERMIT NO. 20
                                                                   -------------



                                                   UF-03/257H-0699 (7/99) 99/803